Fidelity®

Four-in-One Index

Fund

Semiannual Report

August 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

As the first anniversary of September 11 approached, new concerns about terrorism and a continued deterioration of investor confidence kept U.S. equity performance on its year-long downward path. With investor appetite for risk dwindling, U.S. Treasury bonds - traditionally a haven from stock market and geopolitical turbulence - were in strong demand. As a result, the securities outperformed nearly all other asset classes year-to-date through August.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Four-in-One Index	-11.43%	-12.97%	-20.18%
Fidelity Four-in-One Composite	-11.44%	-12.95%	-19.57%
S&P 500®	-16.60%	-18.00%	-29.38%
Wilshire 4500SM Completion	-12.54%	-13.24%	-21.13%
MSCI® EAFE®	-7.05%	-14.78%	-27.03%
LB Aggregate Bond	4.94%	8.11%	30.82%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500 SM (S&P 500®) Index, Wilshire 4500SM Completion Index, Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index (MSCI® EAFE®), and Lehman Brothers® Aggregate Bond Index using a weighting of approximately 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Fidelity Four-in-One Index	-12.97%	-6.85%
Fidelity Four-in-One Composite	-12.95%	-6.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Four-in-One Index Fund on June 29, 1999, when the fund started. As the chart shows, by August 31, 2002, the value of the investment would be $7,982 - a 20.18% decrease on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Fidelity Four-in-One Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would be $7,062 - a 29.38% decrease. You can also look at how the Fidelity Four-in-One Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index, the Wilshire 4500 Completion Index, the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Lehman Brothers Aggregate Bond Index, according to the fund's target asset allocation, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would be $8,043 - a 19.57% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

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Semiannual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Jennifer Farrelly, Portfolio Manager of Fidelity Four-in-One Index Fund

Q. How did the fund perform, Jennifer?

A. For the six-month period ending August 31, 2002, the fund was down 11.43%. That performance closely tracked the Fidelity Four-in-One Composite Index, which fell 11.44% during the same time frame. For the 12-month period ending August 31, 2002, the fund declined 12.97%, while the Composite index dropped 12.95%.

Q. What was behind the U.S. equity market's disappointing six-month performance?

A. To begin with, the state of the economy remained in question. While some industries showed signs of growth, such as homebuilding, discount retail, and food and beverage, the majority continued to face slowing revenues and shrinking profits. Monthly government data on various segments of the economy trickled in with mixed results, creating a climate of uncertainty. Earlier in the period, many economists felt the Federal Reserve Board's aggressive policy of lowering interest rates in 2001 would have a positive effect on business and stocks during 2002, but such a scenario failed to materialize during the past six months. Complicating matters further, a flurry of investigations into corporate accounting by the Securities and Exchange Commission (SEC) served to cripple shareholders' trust in the country's financial system. Stocks tumbled on news of each new company facing an SEC inquiry into its accounting practices. These negative factors - in addition to the threat of terrorism and geopolitical unrest - caused a crisis of confidence among many stock investors.

Q. What sectors of the Standard & Poor's 500 Index drove its return?

A. On an absolute basis, all seven major sectors of the S&P 500 index fell into negative territory. Financial services stocks held up the best as a group. A healthy spread between short- and long-term interest rates allowed banks to take advantage of paying low rates to depositors while lending at higher rates. Banking deposits also increased as investors moved money from the volatile stock market to government-insured bank accounts. Elsewhere in the financial sector, insurance stocks declined but generally held up well amid improving industry fundamentals, such as pricing power. Among other sectors, consumer industries outperformed the broader market largely as a result of resilient consumer spending in the face of tough economic conditions. Stocks of many retail, personal care product and food service companies were buoyed by steady consumer spending habits and higher profits. The sector's brightest spot was the beverage industry, namely Coca-Cola and The Pepsi Bottling Group, which attracted investors looking for safe havens amid the market's volatility. In terms of disappointments, technology suffered a massive sell-off and was the worst performing sector, with few areas able to escape the market's slide. The sector's poor business fundamentals and high valuations caused investors to jettison shares of software, semiconductor, hardware and networking companies. The other major underperforming sector was utilities, which was plagued by a disproportionate share of questionable accounting allegations, as well as weak business fundamentals and onerous debt levels shouldered by many telecommunication services companies and unregulated power utilities.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the Wilshire 4500 Completion Index hold up better than the S&P 500 index?

A. To investors, the mid- and small-cap stocks that comprise the Wilshire 4500 Completion Index were more attractive than the larger-cap stocks comprising the S&P 500 index. While they were not immune to the market's weakness, smaller-cap stocks tended to outperform larger-cap stocks because investors favored their propensity for cleaner balance sheets and simpler business models, given the hostile environment for companies with complex accounting. The valuations of smaller companies generally were a bit lower as well, and investors may have been more comfortable owning these stocks in a difficult investing environment. Finally, large-cap stocks are more liquid - meaning easier to trade - than smaller stocks. To meet redemption requests in a volatile market, institutional investors tend to sell the more liquid stocks in their portfolios first.

Q. Why did international stocks fare better?

A. The barrage of accounting investigations was essentially a domestic issue. Overseas companies generally were spared the intense scrutiny - and discovery of accounting misdeeds - that took place in the U.S. As a result, investors' confidence in overseas stocks wasn't sapped to the same extent as it was in the U.S. The falling value of the dollar versus overseas currencies also created some benefit in owning overseas stocks, as investors progressively got more bang for their buck by owning them due to currency conversion. Turning to specific regions, Japan proved to be the bright spot. The leading Japanese indexes turned in positive returns during the past six months, as a surge in foreign buying propelled the market. Non-residents benefited from the Japanese market's modest recovery plus an attractive gain in the value of the yen versus the dollar. Increased industrial production, growth in money supply, robust forecasted earnings growth and attractive valuations also gave investors hope for further upside in Japanese stocks. Generally speaking, European-based stocks were among the biggest detractors internationally, as a recovery in corporate earnings failed to materialize, unemployment kept rising and the prospects for inflation appeared more pronounced. Additionally, two of the region's larger economies - namely France and Germany - were in need of additional monetary stimulus.

Q. Domestic bonds again appeared to provide some much-needed stability...

A. That's true. Investment-grade bonds were the only asset class that appreciated, as they proved to be a more attractive alternative given the economy's uneven growth and heightened concerns about corporate governance, terrorism and geopolitical unrest. While all the investment-grade bond categories delivered positive returns, higher-quality Treasury and government agency securities performed best: Each category returned greater than 6%. Mortgage securities also did well, benefiting from lower volatility and reduced prepayment risk, despite facing a new wave of refinancings in the summer of 2002 as mortgage rates reached near 40-year lows. Corporate bonds lagged the other categories as a result of eroding confidence in corporate governance and widespread credit-quality downgrades.

Semiannual Report

Q. What's your outlook, Jennifer?

A. On the one hand, I'm encouraged about a few factors: low interest rates that may prompt companies to borrow and expand their businesses by spending on new technologies, equipment and services; and attractive valuations after two years of declines. On the other hand, there's still mixed sentiment about the outlook for a U.S. economic recovery, and corporate profits on the whole declined during the past six months. I don't expect the fund to produce significantly better returns until we see clear evidence that corporate profits have stabilized and business has improved among a broader group of industries.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Effective October 1, 2002, William Eigen became Portfolio Manager of Fidelity Four-in-One Index Fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of August 31, 2002, more than $259 million

Manager: Jennifer Farrelly, since inception; manager, various structured portfolios for Fidelity Management Trust Company; various Fidelity and Spartan domestic equity index funds, 1994-1997; joined Fidelity in 1988

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Semiannual Report

Investment Changes

Fund Holdings as of August 31, 2002
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Fidelity Spartan 500 Index Fund	54.9%	54.6%	55.0%
Fidelity Spartan Extended Market Index Fund	15.0	14.7	15.0
Fidelity Spartan International Index Fund	14.9	15.4	15.0
Fidelity U.S. Bond Index Fund	15.2	15.3	15.0
Cash Equivalents	0.0	0.0	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of August 31, 2002	As of February 28, 2002
Domestic Equity Funds 69.9%	Domestic Equity Funds 69.3%
International Equity Funds 14.9%	International Equity Funds 15.4%
Investment Grade Fixed-Income Funds 15.2%	Investment Grade Fixed-Income Funds 15.3%
Cash Equivalents 0.0%	Cash Equivalents 0.0%

Semiannual Report

Investments August 31, 2002 (Unaudited)

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 84.8%
	Shares	Value (Note 1)
Domestic Equity Funds - 69.9%
Fidelity Spartan 500 Index Fund	2,249,369	$ 142,385,079
Fidelity Spartan Extended Market Index Fund	1,969,681	38,822,405
TOTAL DOMESTIC EQUITY FUNDS		181,207,484
International Equity Funds - 14.9%
Fidelity Spartan International Index Fund	1,778,439	38,645,481
TOTAL EQUITY FUNDS (Cost $319,099,935)		219,852,965
Fixed-Income Funds - 15.2%

Investment Grade Fixed-Income Funds - 15.2%
Fidelity U.S. Bond Index Fund (Cost $36,059,829)	3,530,119	39,325,523
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $42,000)	$ 42,008	42,000
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $355,201,764)		$ 259,220,488
Other Information
Purchases and redemptions of the underlying fund shares aggregated $37,274,508 and $29,294,307, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $42,000) (cost $ 355,201,764) - See accompanying schedule		$ 259,220,488
Cash		617
Receivable for fund shares sold		155,466
Receivable from investment adviser for expense reductions		4,358
Total assets		259,380,929
Liabilities
Payable for investments purchased	$ 78,026
Payable for fund shares redeemed	99,410
Accrued management fee	21,406
Total liabilities		198,842
Net Assets		$ 259,182,087
Net Assets consist of:
Paid in capital		$ 360,422,647
Undistributed net investment income		1,516,407
Accumulated undistributed net realized gain (loss) on investments		(6,775,691)
Net unrealized appreciation (depreciation) on investments		(95,981,276)
Net Assets, for 13,767,930 shares outstanding		$ 259,182,087
Net Asset Value, offering price and redemption price per share ($259,182,087 ÷ 13,767,930 shares)		$ 18.83

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Income distributions from underlying funds		$ 1,715,368
Interest		682
Total income		1,716,050
Expenses
Management fee	$ 139,624
Non-interested trustees' compensation	456
Miscellaneous	586
Total expenses before reductions	140,666
Expense reductions	(28,111)	112,555
Net investment income (loss)		1,603,495
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares		(2,934,489)
Change in net unrealized appreciation (depreciation) on investment securities		(32,336,895)
Net gain (loss)		(35,271,384)
Net increase (decrease) in net assets resulting from operations		$ (33,667,889)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,603,495	$ 5,241,407
Net realized gain (loss)	(2,934,489)	(2,305,550)
Change in net unrealized appreciation (depreciation)	(32,336,895)	(28,154,872)
Net increase (decrease) in net assets resulting from operations	(33,667,889)	(25,219,015)
Distributions to shareholders from net investment income	(409,856)	(5,865,171)
Distributions to shareholders from net realized gain	-	(403,352)
Total distributions	(409,856)	(6,268,523)
Share transactions Net proceeds from sales of shares	42,762,968	78,626,507
Reinvestment of distributions	391,808	5,905,028
Cost of shares redeemed	(36,337,738)	(84,634,679)
Net increase (decrease) in net assets resulting from share transactions	6,817,038	(103,144)
Total increase (decrease) in net assets	(27,260,707)	(31,590,682)
Net Assets
Beginning of period	286,442,794	318,033,476
End of period (including undistributed net investment income of $1,516,407 and undistributed net investment income of $322,768, respectively)	$ 259,182,087	$ 286,442,794
Other Information Shares
Sold	2,095,996	3,545,316
Issued in reinvestment of distributions	18,022	268,179
Redeemed	(1,799,956)	(3,814,710)
Net increase (decrease)	314,062	(1,215)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 23.64	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income (loss) D	.12	.39	.47	.37
Net realized and unrealized gain (loss)	(2.55)	(2.26)	(3.23)	1.94
Total from investment operations	(2.43)	(1.87)	(2.76)	2.31
Distributions from net investment income	(.03)	(.45)	(.50)	(.24)
Distributions in excess of net investment income	-	-	(.07)	-
Distributions from net realized gain	-	(.03)	(.10)	-
Total distributions	(.03)	(.48)	(.67)	(.24)
Net asset value, end of period	$ 18.83	$ 21.29	$ 23.64	$ 27.07
Total ReturnB, C	(11.43)%	(7.97)%	(10.35)%	9.24%
Ratios to Average Net Assets E, G
Expenses before expense reductions	.10% A	.10%	.10%	.10% A
Expenses net of voluntary waivers, if any	.08% A	.08%	.08%	.08% A
Expenses net of all reductions	.08% A	.08%	.08%	.08% A
Net investment income (loss)	1.15% A	1.77%	1.77%	2.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 259,182	$ 286,443	$ 318,033	$ 314,963
Portfolio turnover rate	21% A	21%	23%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the underlying funds.

F For the period June 29, 1999 (commencement of operations) to February 29, 2000.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended August 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). The underlying stock funds are sub-advised by Deutsche Asset Management, Inc. (DAMI). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying funds are valued at their net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 3,554,682	|
Unrealized depreciation	(103,585,582)
Net unrealized appreciation (depreciation)	$ (100,030,900)
Cost for federal income tax purposes	$ 359,251,388

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is paid to the fund, is then paid to the underlying funds with short-term trading fees. For the period, the fund received $14,077, of which $7,202, $2,946, and $3,929 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and redemptions of the Underlying Funds' shares is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the fund with investment management related services. For these services the fund pays a monthly management fee to Strategic Advisers. The management fee is computed at an annual rate of .10% of the fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .08% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $28,111.

7. Other Information.

The fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the fund was the owner of record of approximately 13% of the total outstanding shares of Spartan International Index Fund.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0335

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IDV-SANN-1002 158162
1.728266.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com